December 2, 1997


Securities and Exchange Commission
Office of Filings, Information and
Consumer Services
450 Fifth Street, N.W.
Washington, D.C.  20549-1004


Attn:          Filing Desk
               Mail Stop S1-4


Re:           Breccia International Minerals Inc.
                      SEC File No. 0-8155
                    Submission of  Form 8-K


In   accordance  with  current  requirements  of  the  Securities
Exchange Act, enclosed is a copy of Form 8-K.


Yours very truly,



Don P. Caron
Don P. Caron
President

DPC/tjw

Enclosure



               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                         December 2, 1997
                        (Date of Report)


               BRECCIA INTERNATIONAL MINERALS INC.
        (Exact name of registrant as specified in it charter)


                            Delaware
         (State or other jurisdiction of incorporation)


0-8155                                                 73-0977756
(Commission File Number)          (I.R.S. Employer Identification
                                                             No.)

1500 Midland Walwyn Tower
Edmonton Centre                                           T5J 2Z2
Edmonton, Alberta Canada                            (Postal Code)



                          403-496-9171
       Registrant's telephone number, including area code
ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

          Not applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Not applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None

ITEM 5.   OTHER EVENTS

          On December 2, 1997 the Registrant issued a press release pursuant to a proposed change of name, change of directors and change of control. Details of the press release are as follows:

          The board of directors of Breccia International Minerals Inc. (the "Registrant"), have by way of a resolution passed on December 2, 1997, approved a stock acquisition and plan of reorganization offer submitted by A.J. Alda & Associates, Inc. ("AJA") by way of a Letter of Intent dated November 28, 1997, to acquire 83% of the issued and outstanding common control shares held by other parties through a private transaction. Under the terms of the Letter of Intent, AJA shall have until December 16, 1997 to perform all of its necessary due-diligence and finalize certain terms and conditions which shall be contained in the formalized stock acquisition and plan of reorganization agreement. The closing date will be on or before January 16, 1998. AJA is a privately held corporate finance consulting firm that primarily specializes in the areas of structuring leveraged management buyouts, reverse mergers, special debt offerings, asset based lending syndication's and mergers and acquisitions practice.

          In the event AJA finalizes and completes the acquisition of the controlling common shares of the Registrant then and under the terms of the Letter of Intent: (a) the Registrant will formally change its name to AJA Merchant Banking Corporation ("MBC"); and
          (b) MBC will hold its first meeting of its new Board of Directors adopting such amendments to its corporate charter as may be necessary so that MBC may conduct the business of Merchant Banking and Mergers and Acquisitions.

          The intended business plan for MBC is to provide its shareholders with maximum value through the participation of management and reverse merger buyouts that MBC intends to conduct and/or participate in as a parent holding company of its intended projects. In accordance with the criteria of its intended business plan, MBC anticipates to provide significant returns on equity and total investment by identifying and acquiring undervalued or management motivated private or publicly held companies in the areas of existing technologies such as communications, circuitry, computer hardware, emerging technology hardware components and manufacturing of existing industrial products. The target size of any identified acquisition target by MBC will not be lower than an average of 25 million dollars in yearly revenue and all identified corporations will have an average of at least 10 - 15 years of satisfactory historical operations.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits required by the provisions of Item 601 of Regulation S-K:

          None

ITEM 8.   CHANGE IN FISCAL YEAR

          None


          Pursuant to the requirements of the Securities Exchange
          Act  of  1934,   the  registrant has duly  caused  this
          report to be signed on its behalf by the undersigned, thereunto duly authorized.




DATE: DECEMBER 2, 1997          BRECCIA  INTERNATIONAL MINERALS INC.


                              PER:  Donald P. Caron
                                    DONALD  P.  CARON,  PRESIDENT